                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT:  June 12, 1998

                               -----------------------

                                    YAHOO! INC.
               (Exact name of registrant as specified in its charter)

                                      0-26822
                              (Commission File Number)

             CALIFORNIA                              77-0398689
   (State or other jurisdiction of      (I.R.S. Employer Identification No.)
    incorporation or organization)

                              3420 CENTRAL EXPRESSWAY
                           SANTA CLARA, CALIFORNIA 95051
              (Address of principal executive offices, with zip code)

                                   (408) 731-3300
                (Registrant's telephone number, including area code)

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

     On June 4, 1998, Yahoo! Inc., a California corporation ("Yahoo!"), entered into an Agreement and Plan of Merger ("Agreement") by and among Yahoo!, XY Acquisition Corporation, a wholly-owned subsidiary of Yahoo!, and Viaweb Inc., a Delaware corporation ("Viaweb"). Pursuant to the Agreement, on June 10, 1998 all outstanding shares of Viaweb capital stock were converted into 787,182 shares of capital stock and options to purchase Viaweb capital stock were converted into options to purchase 122,252 shares of Yahoo! Common Stock.

     After discussions with the Staff at the Securities and Exchange Commission (the "Staff"), Yahoo! has adjusted the allocation of the purchase price related to the acquisition of Viaweb. As a result, the amount of the charge taken in the second quarter of 1998 for in-process reasearch and development in connection with the acquisition was reduced from $44,100,000 to $15,000,000. Although Yahoo!, with the concurrence of its independent accountants, believes that its original accounting treatment was in accordance with generally accepted accounting principles, it has accepted the Staff's view with respect to these matters. As a result, Item 7b of the Company's Current Report on Form 8-K originally filed on June 12, 1998 is amended to read as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)  PRO FORMA FINANCIAL INFORMATION


          UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed financial statements give effect to the acquisition of Viaweb Inc. ("Viaweb") by Yahoo! Inc. ("Yahoo!") in a transaction to be accounted for as a purchase in accordance with APB Opinion No. 16 (the "Acquisition"). Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values at the date of the Acquisition. Estimates of the fair values of the assets and liabilities of Viaweb have been combined with the recorded values of the assets and liabilities of Yahoo! in the unaudited pro forma condensed financial statements. The pro forma adjustments are based on management's estimates of the fair values of the tangible assets acquired.
Minor changes to adjustments included in the unaudited pro forma condensed financial statements are expected as the results of operations of Viaweb subsequent to March 31, 1998 will affect the allocation of the purchase price. Accordingly, actual amounts will differ from those in the unaudited pro forma condensed financial statements.

     The unaudited pro forma condensed balance sheet has been prepared to reflect the Acquisition as if it occurred on March 31, 1998. The unaudited pro forma condensed statements of operations reflect the results of operations of Yahoo! and Viaweb for the year ended December 31, 1997 and the three months ended March 31, 1998 as if the Acquisition occurred on January 1, 1997.

     The unaudited pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Yahoo! and Viaweb been a combined company during the specified periods. The unaudited pro forma condensed financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Yahoo!, included in its Annual Report on Form 10-K for the year ended December 31, 1997 and quarterly report from Form 10-Q for the three months ended March 31, 1998 and the financial statements of Viaweb included elsewhere in the Company's Current Report on Form 8-K filed on June 12, 1998.

               UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                          AS OF MARCH 31, 1998
                             (IN THOUSANDS)


                                                                HISTORICAL
                                                       ------------------------
                                                         YAHOO!         VIAWEB
                                                        MARCH 31,      MARCH 31,      PRO FORMA
                                                          1998            1998       ADJUSTMENTS     PRO FORMA
                                                       ----------       --------      ---------      ---------
ASSETS
Current assets:
     Cash and cash equivalents                         $   44,977       $    106      $       -      $  45,083
     Short-term investments in marketable securities       71,920              -              -         71,920
     Accounts receivable, net                              12,978             49              -         13,027
     Prepaid expenses and other current assets              4,764            222              -          4,986
                                                       ----------       --------      ---------      ---------
         Total current assets                             134,639            377              -        135,016

Long-term investments in marketable securities              7,647              -              -          7,647
Property and equipment, net                                 8,007            172              -          8,179
Other assets                                               10,112             12         39,564  (D)    49,688
                                                       ----------       --------      ---------      ---------
         Total                                         $  160,405       $    561      $  39,564      $ 200,530
                                                       ----------       --------      ---------      ---------
                                                       ----------       --------      ---------      ---------

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
     Notes payable                                     $        -       $  1,228      $  (1,228) (B) $       -
     Accounts payable                                       4,906            370              -          5,276
     Accrued expenses and other current liabilities        18,238            188          1,750  (A)    20,176
     Deferred revenue                                      10,102              8              -         10,110
                                                       ----------       --------      ---------      ---------
         Total current liabilities                         33,246          1,794            522         35,562

Deferred tax liability                                          -              -          6,000  (D)     6,000
Minority interests in consolidated subsidiaries               473              -              -            473

Shareholders' equity (deficit)                            126,686         (1,233)        46,809  (A)   158,495
                                                                                          1,228  (B)
                                                                                              5  (C)
                                                                                        (15,000) (D)
                                                       ----------       --------      ---------      ---------
         Total                                         $  160,405       $    561      $  39,564      $ 200,530
                                                       ----------       --------      ---------      ---------
                                                       ----------       --------      ---------      ---------



  See Accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                               HISTORICAL
                                                       -------------------------
                                                         YAHOO!         VIAWEB
                                                       YEAR ENDED     YEAR ENDED
                                                       DECEMBER 31,   DECEMBER 31,    PRO FORMA
                                                           1997           1997       ADJUSTMENTS     PRO FORMA
                                                       ----------       --------      ---------      ---------
Net revenues                                           $   67,411       $    343      $       -      $  67,754
Cost of revenues                                            9,372            268          5,000  (E)    14,640
                                                       ----------       --------      ---------      ---------
      Gross profit                                         58,039             75         (5,000)        53,114
                                                       ----------       --------      ---------      ---------

Operating expenses:
     Sales and marketing                                   43,930            863              -         44,793
     Product development                                   11,138            321              -         11,459
     General and administrative                             6,472            528              -          7,000
     Amortization of intangibles                                -              -          3,509  (E)     3,509
     Other - nonrecurring costs                            25,095              -              -         25,095
                                                       ----------       --------      ---------      ---------
         Total operating expenses                          86,635          1,712          3,509         91,856
                                                       ----------       --------      ---------      ---------

Loss from operations                                      (28,596)        (1,637)        (8,509)       (38,742)
Interest income (expense), net                              4,982           (110)             -          4,872
Minority interests in operations
     of consolidated subsidiaries                             727              -              -            727
                                                       ----------       --------      ---------      ---------

Net loss                                               $  (22,887)      $ (1,747)     $  (8,509)     $ (33,143)
                                                       ----------       --------      ---------      ---------
                                                       ----------       --------      ---------      ---------

Net loss per share - basic and diluted                 $    (0.26)                                   $   (0.38) (F)
                                                       ----------                                    ---------
                                                       ----------                                    ---------

Weighted average common shares and equivalents
     used in per share calculation - basic and diluted     87,166                                       87,954
                                                       ----------                                    ---------
                                                       ----------                                    ---------

  See Accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         THREE MONTHS ENDED MARCH 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                               HISTORICAL
                                                       ------------------------
                                                         YAHOO!         VIAWEB
                                                      THREE MONTHS   THREE MONTHS
                                                          ENDED          ENDED
                                                        MARCH 31,       MARCH 31,     PRO FORMA
                                                          1998            1998       ADJUSTMENTS     PRO FORMA
                                                       ----------       --------      ---------      ---------
Net revenues                                           $   30,206       $    290      $       -      $  30,496
Cost of revenues                                            3,917             94          1,250  (E)     5,261
                                                       ----------       --------      ---------      ---------
      Gross profit                                         26,289            196         (1,250)        25,235
                                                       ----------       --------      ---------      ---------

Operating expenses:
     Sales and marketing                                   16,096            237              -         16,333
     Product development                                    4,534            170              -          4,704
     General and administrative                             1,992            151              -          2,143
     Amortization of intangibles                                -              -            877  (E)       877
                                                       ----------       --------      ---------      ---------
         Total operating expenses                          22,622            558            877         24,057
                                                       ----------       --------      ---------      ---------

Income (loss) from operations                               3,667           (362)        (2,127)         1,178
Interest income (expense), net                              1,446           (105)             -          1,341
Minority interests in operations
     of consolidated subsidiaries                             243              -              -            243
                                                       ----------       --------      ---------      ---------

Income (loss) before income taxes                           5,356           (467)        (2,127)         2,762

Provision for income taxes                                  1,071              -              -          1,071
                                                       ----------       --------      ---------      ---------

Net income (loss)                                      $    4,285       $   (467)     $  (2,127)     $   1,691
                                                       ----------       --------      ---------      ---------
                                                       ----------       --------      ---------      ---------


Net income per share:
     Basic                                             $     0.05                                    $    0.02  (F)
                                                       ----------                                    ---------
                                                       ----------                                    ---------
     Diluted                                           $     0.04                                    $    0.02  (F)
                                                       ----------                                    ---------
                                                       ----------                                    ---------

Weighted average common shares and equivalents
     used in per share calculation:
     Basic                                                 86,104                                       86,892
                                                       ----------                                    ---------
                                                       ----------                                    ---------
     Diluted                                              106,748                                      107,628
                                                       ----------                                    ---------
                                                       ----------                                    ---------

 See Accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

             NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

BASIS OF PRESENTATION:

     Effective June 10, 1998, Yahoo! acquired Viaweb in exchange for acquisition consideration consisting of (i) 787,182 shares of Common Stock issued in exchange for all outstanding shares of Viaweb Common Stock, and (ii) options to purchase 122,252 shares of Yahoo! Common Stock in exchange for all outstanding options to purchase Viaweb Common Stock. The Acquisition will be accounted for as a purchase. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values at June 5, 1998, the date of the acquisition. Estimates of the fair values of the assets and liabilities of Viaweb have been combined with the recorded values of the assets and liabilities of Yahoo! in the unaudited pro forma condensed financial statements.

PRO FORMA ADJUSTMENTS (IN THOUSANDS):

(A) To record the consideration issued by Yahoo! to consummate the Acquisition. Acquisition consideration consisted of the following:

Yahoo! Common Stock and options to purchase Yahoo! Common Stock       $ 46,809
Acquisition expenses                                                     1,750
                                                                      --------
                                                                      $ 48,559
                                                                      --------
                                                                      --------

(B) To reflect the conversion, effective upon the Acquisition, of $1,228 of Viaweb convertible notes payable into Viaweb Common Stock. Interest associated with the convertible notes was not material for any period presented.

(C)  To eliminate the historical stockholders' deficit of Viaweb.

(D) To record the excess of the acquisition price over the fair value of assets and liabilities of $48,564. The book value of tangible assets acquired and liabilities are assumed to approximate fair value.

Total purchase price                                                  $ 48,559
Fair value of tangible assets acquired                                    (561)
Fair value of liabilities assumed                                          566
                                                                      --------
                                                                      $ 48,564
                                                                      --------
                                                                      --------

The purchase price is allocated as follows:

In-process research and development                                   $ 15,000
Acquired technology (estimated useful life of three years)              15,000
Intangible assets (estimated useful life of seven years)                24,564
Deferred tax liability                                                  (6,000)
                                                                      --------
                                                                      $ 48,564
                                                                      --------
                                                                      --------

After discussions with the Staff, Yahoo! has recorded $15,000 of the purchase price as purchased in-process research and development that has not yet reached technological feasibility and has no alternative future use. This amount will be expensed as a non-recurring charge upon consummation of the acquisition. This amount has been reflected as a reduction to shareholders' equity and has not been included in the pro forma combined statement of income due to its non-recurring nature. A deferred tax liability will be recognized for the difference between the assigned values for book purposes and the tax bases of assets in accordance with the provisions of Statement of Financial Accounting Standard No. 109.

(E) To record amortization of purchased technology and other intangible assets over useful lives of three and seven years, respectively.

(F) Basic pro forma earnings per share is computed using the weighted average number of Yahoo! common shares outstanding during the period plus shares of Common Stock assumed to be issued as part of the acquisition. Diluted pro forma earnings per share is computed using the weighted average number of common and common equivalent shares outstanding during the period plus shares of Common Stock and common equivalent shares assumed to be issued as part of the acquisition. Common equivalent shares consist of the incremental common shares issuable upon the exercise of stock options and warrants (using the treasury stock method). Common equivalent shares are excluded from the computation if their effect is antidilutive. Shares and options issued pursuant to the Acquisition are assumed outstanding at the beginning of the period.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   YAHOO! INC.


Date:  January 21, 1999            By:  /s/ GARY VALENZUELA
                                        -----------------------------------
                                        Gary Valenzuela
                                        Senior Vice President, Finance and
                                        Administration, and Chief Financial
                                        Officer